Accounts Receivable and Other	12 Months Ended
Mar. 31, 2013
Accounts Receivable and Other

NOTE 4: — ACCOUNTS RECEIVABLE AND OTHER

a.	Trade, net:

The following tables summarize the impact of accounts receivable reserves and allowance for doubtful accounts on the gross trade accounts receivable balances at each balance sheet date:

	March 31,
	2013	2012
Trade accounts receivable, gross	$237,013	$201,354
Reserves for sales deductions:
Chargebacks	(22,792)	(20,789)
Customer rebates	(32,005)	(31,774)
Other sales deductions	(62,288)	(37,547)
Allowance for doubtful accounts	(118)	(114)

Trade accounts receivable, net	$119,810	$111,130

b.	Other receivables and prepaid expenses:

	March 31,
	2013	2012
Prepaid expenses	$8,003	$8,526
Deferred income taxes	104,509	85,020
Government authorities	1,515	1,017
Advances to suppliers	861	121
Derivative instruments	3,643	3,134
Other	1,237	683

	$119,768	$98,501